BNY Mellon Global Stock Fund
SCHEDULE OF INVESTMENTS
August 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 98.5%
Australia — 1.5%
CSL Ltd.	81,600	11,382,747
Canada — 1.9%
Alimentation Couche-Tard, Inc.	283,500	14,369,560
Denmark — 1.8%
Novo Nordisk AS, Cl. B	242,000	13,659,424
France — 4.0%
L’Oreal SA	32,100	14,941,248
LVMH Moet Hennessy Louis Vuitton SE	26,100	15,379,195
		30,320,443
Hong Kong — 3.7%
AIA Group Ltd.	2,975,800	28,160,030
Ireland — 2.1%
Experian PLC	317,300	16,441,643
Italy — .5%
Ferrari NV	8,600	4,100,819
Japan — 3.5%
Keyence Corp.	40,028	15,280,624
Shin-Etsu Chemical Co. Ltd.	383,600	11,884,060
		27,164,684
Netherlands — 3.7%
ASML Holding NV	27,760	20,621,441
Universal Music Group NV	260,700	7,369,936
		27,991,377
Spain — 1.9%
Industria de Diseno Textil SA	296,300	14,623,380
Switzerland — 3.0%
Lonza Group AG	15,100	10,714,222
Roche Holding AG	37,800	12,339,896
		23,054,118
Taiwan — 4.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	147,600	34,076,412
United Kingdom — 2.2%
Compass Group PLC	498,800	16,958,673
United States — 64.3%
Adobe, Inc.(a)	57,300	20,438,910
Amazon.com, Inc.(a)	105,530	24,166,370
Amphenol Corp., Cl. A	286,400	31,177,504
Automatic Data Processing, Inc.	55,200	16,783,560
Booking Holdings, Inc.	3,460	19,372,713
Cognizant Technology Solutions Corp., Cl. A	107,408	7,760,228
Copart, Inc.(a)	251,500	12,275,715
Costco Wholesale Corp.	7,600	7,169,232
Edwards Lifesciences Corp.(a)	217,000	17,650,780
Fastenal Co.	383,700	19,054,542
Ferguson Enterprises, Inc.	75,600	17,474,940
Fortinet, Inc.(a)	181,700	14,312,509
IDEXX Laboratories, Inc.(a)	15,740	10,185,197
Intuitive Surgical, Inc.(a)	28,200	13,346,919

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 98.5% (continued)
United States — 64.3% (continued)
Linde PLC	43,500	20,805,615
Mastercard, Inc., Cl. A	51,500	30,657,435
Mettler-Toledo International, Inc.(a)	13,810	17,967,362
Microsoft Corp.	64,700	32,782,843
Moody’s Corp.	32,280	16,455,053
NIKE, Inc., Cl. B	161,500	12,495,255
Old Dominion Freight Line, Inc.	75,780	11,440,506
O’Reilly Automotive, Inc.(a)	181,400	18,807,552
Paychex, Inc.	53,400	7,446,897
ResMed, Inc.(b)	70,400	19,325,504
Stryker Corp.	42,000	16,439,220
Texas Instruments, Inc.	72,700	14,720,296
The TJX Companies, Inc.	146,100	19,958,721
Visa, Inc., Cl. A	33,600	11,819,808
West Pharmaceutical Services, Inc.	39,800	9,828,610
		492,119,796
Total Common Stocks (cost $314,126,920)		754,423,106

	1-Day Yield (%)
Investment Companies — .4%
Registered Investment Companies — .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $2,707,372)	4.41	2,707,372	2,707,372
Total Investments (cost $316,834,292)		98.9%	757,130,478
Cash and Receivables (Net)		1.1%	8,513,562
Net Assets		100.0%	765,644,040

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At August 31, 2025, the value of the fund’s securities on loan was $13,377,147 and the value of the collateral was
$13,693,375, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Stock Fund
August 31, 2025 (Unaudited)
The following is a summary of the inputs used as of August 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	540,565,768	213,857,338††	—	754,423,106
Investment Companies	2,707,372	—	—	2,707,372
	543,273,140	213,857,338	—	757,130,478

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors  (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At August 31, 2025, accumulated net unrealized appreciation on investments was $440,296,186, consisting of $442,879,343 gross unrealized appreciation and $2,583,157 gross unrealized depreciation.
At August 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.